                                                                Exhibit 4.1


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              COMMON STOCK                               COMMON STOCK

              [NUMBER]                                     [SHARES]

     INCORPORATED UNDER THE LAWS OF         SEE REVERSE FOR CERTAIN DEFINITIONS
         THE STATE OF DELAWARE

   THIS CERTIFICATE IS TRANSFERABLE IN
CHICAGO, ILLINOIS, OR NEW YORK, NEW YORK                 CUSIP 404429 10 2


                                      [HALO-TM- LOGO]

                                 HA - LO INDUSTRIES, INC.


            THIS CERTIFIES THAT



            IS THE OWNER OF

    FULLY PAID AND NON-ASSESSABLE SHARES OF COMMON STOCK, $.001 PAR VALUE, OF
                             HA - LO INDUSTRIES, INC.

                               CERTIFICATE OF STOCK

TRANSFERABLE ONLY ON THE BOOKS OF THE CORPORATION BY THE HOLDER HEREOF IN PERSON OR BY DULY AUTHORIZED ATTORNEY UPON SURRENDER OF THIS CERTIFICATE PROPERLY ENDORSED.
THIS CERTIFICATE IS NOT VALID UNLESS COUNTERSIGNED AND REGISTERED BY THE TRANSFER AGENT AND REGISTRAR.
WITNESS THE FACSIMILE SEAL AND THE SIGNATURES OF ITS DULY AUTHORIZED OFFICERS.

                  [HA - LO INDUSTRIES, INC. CORPORATE SEAL]

Dated


/s/ Barry J. Shkolnik                                /s/ Bradley A. Keywell
SECRETARY                                            PRESIDENT

Authorized Signature


Countersigned and Registered:
           COMPUTERSHARE INVESTOR SERVICES LLC
                    (Chicago, Illinois)         Transfer Agent
                                                and Registrar

By


                                                           Authorized Signature

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                            HA-LO INDUSTRIES, INC.

    The record holder of this Certificate may obtain from the Secretary of the Corporation, upon request and without charge, a full statement of the designations, relative rights, preferences and limitations of the shares of each class authorized to be issued; the designations, relative rights, preferences and limitations of each series of preferred shares authorized to be issued so far as the same have been fixed; and the authority of the Board of Directors to designate and fix the relative rights, preferences and limitations of other series.

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    The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM-  as tenants in common
TEN ENT-  as tenants by the entireties
 JT TEN-  as joint tenants with
          right of survivorship and
          not as tenants in common

UNIF GIFT MIN ACT- ___________Custodian___________
                    (Cust)              (Minor)

               under Uniform Gifts to Minors
               Act__________________________
                          (State)

   Additional abbreviations may also be used though not in the above list.


   FOR VALUE RECEIVED,___________________HEREBY SELL, ASSIGN AND TRANSFER UNTO

      PLEASE INSERT SOCIAL SECURITY OR OTHER
          IDENTIFYING NUMBER OF ASSIGNEE
_____________________________________________

_______________________________________________________________________________

_______________________________________________________________________________
            PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS OF ASSIGNEE
_______________________________________________________________________________

_______________________________________________________________________________

_______________________________________________________________________________

_________________________________________________________________________SHARES
OF THE CAPITAL STOCK REPRESENTED BY THE WITHIN CERTIFICATE, AND DO HEREBY

IRREVOCABLY CONSTITUTE AND APPOINT____________________________________________

____________________________________________________________________ATTORNEY TO
TRANSFER THE SAID STOCK ON THE BOOKS OF THE WITHIN-NAMED CORPORATION WITH
FULL POWER OF SUBSTITUTION IN THE PREMISES.

DATED _______________________  X______________________________________________

                               X______________________________________________
                                NOTICE: THE SIGNATURE(S) TO THIS ASSIGNMENT
                                MUST CORRESPOND WITH THE NAME(S) AS WRITTEN
                                UPON THE FACE OF THE CERTIFICATE, IN EVERY
                                PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT, OR ANY CHANGE WHATEVER.


SIGNATURE GUARANTEED:______________________________